Exhibit 99.2

 Second Quarter 2019Earnings Presentation                                    August 2019

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current view with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. All of these forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. While we believe these expectations, assumptions, estimates, judgments and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the Securities and Exchange Commission. All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2019 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this presentation speaks only as of the date of this presentation. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise except as required by law.This presentation includes certain non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA growth, Adjusted EBITDA margin and Adjusted Earnings per Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 16 and 17 of this presentation for a reconciliation of Net Income to Adjusted Net income and Adjusted EBITDA, and Net income per share to Adjusted Earnings per Share. Adjusted Net Income is defined as net income adjusted to add back certain charges and expenses, such as transaction costs, non-cash amortization resulting from push-down accounting, and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Adjusted EBITDA is defined as net income before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.  Safe Harbor Statement / Non-GAAP Financial Measures

 On Track to Execute on 2019 Strategic Priorities  Priority #1 is to continue driving core growth initiativesLong runway aheadCore expansion in both growth and stronghold statesContinued growth opportunity in secondary and tertiary Latin American marketsExpanding our breadth and depth of service Outbound US is live to Africa and Canada outbound now live Continued development of our general purpose reloadable card (GPR) as well as online and white label capabilities

 Review of Key Performance Indicators  Revenue growth of 17.5% year-over-year  Adjusted EBITDA(1) growth of 21.9% year-over-year  Intermex continues to aggregate share in Mexico / Guatemala  Key growth initiatives across new products and markets  Revenue  Adj. EBITDA  Market Share  Expansion  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA  Net income of $7.1 million compared to $1.8 million in Q2 2018  Net Income

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  20%   16%  18%   22%

Second Quarter 2019 Performance Highlights

- Generated impressive year-over-year growth of key metrics:
  - 17.5% revenue growth
  - 21.9% Adjusted EBITDA growth(1)
  - 16.3% growth in remittance volume
  - Adjusted net income of $9.6 million or $0.26 adjusted earnings per share(1)
  - Net income of $7.1 million vs. $1.8 million in Q2 2018.

- Adjusted EBITDA margin expanded 72bps year-over-year to 19.7%(1)

- Year-to-date as of June 30, Intermex captured 56% of the total growth in US to Mexico remittance volume and 40% of the total growth in US to Guatemala remittance volume(2)

(1) Adjusted Net Income and Adjusted EBITDA reflect add-backs for one-time, non-recurring items. Please see pages 16 and 17 for detail on those adjustments and a reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA

(2) Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

6

intermex INTERNATIONAL MONEY EXPRESS

 Business Model Resiliency   Year-over-Year Growth in Mexico Remittance Volume  Intermex’s differentiated business model can aggregate share at an accelerated pace during periods of moderated industry growth  Source: Banco de Mexico, World Bank US outbound volumes and Intermex company data

     2014  2018  2Q19    14.0%  24.0%(3)  25.4%(3)  All Others  86.0%  76.0%  74.5%      2014  2018  2Q19    7.9%  17.4%(3)  18.3%(3)  All Others  92.1%  82.6%  82.0%  Favorable, Fragmented Competitive Landscape  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  Total Market Size:~$90 Billion (1)  LAC Countries - 2018      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2018). Reflects estimated LAC market size as of April 2019.Management estimated market share of remittances as of 2018.Source: Banco de Guatemala, Banco de Mexico and World Bank 2018.    Country  Size(US$B)1  Region  MEX   35.7   40%  GUA   9.6   11%  DOM   6.8   8%  COL   6.4   7%  ELS   5.5   6%  HON   4.7   5%  PRU   3.2   4%  ECU   3.1   3%  HAI   3.0   3%  BRA   2.9   3%  JAM   2.5   3%  NIC   1.5   2%  BOL   1.3   1%  OTHER   3.6   4%

Market Share and Percent Of Industry Growth Tier I Countries

Mexico Remittance Volume Growth



7.9%
9.7%
12.1%
14.9%
17.4%
18.2%
$1,546
$1,208
$2,188
$3,123
$3,079
$659
80%
20%
57%
43%
61%
39%
62%
38%
59%
41%
44%
56%
2014
2015
2016
2017
2018
YTD 2019

Guatemala Remittance Volume Growth



14.0%
15.4%
18.8%
21.6%
24.0%
25.4%
$397
$671
$792
$934
$992
$478
67%
33%
74%
26%
57%
43%
59%
41%
58%
42%
60%
40%
2014
2015
2016
2017
2018
YTD 2019

Volume Growth captured by Intermex | Volume Growth captured by Others | Intermex Market Share

- Intermex outperforms market growth in its core markets of Mexico and Guatemala.
- A consistent and large portion of the growth in the Mexico market is captured by Intermex.

Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

9

Market Share and Percent Of Industry Growth
Tier II Countries

El Salvador Remittance Volume Growth


10.9%
8.8%
8.1%
6.4%
5.2%
4.2%
$407
$403
$282
$173
$103
$38
89%
11%
55%
45%
77%
23%
75%
25%
73%
27%
100%+
2014
2015
2016
2017
2018
YTD 2019

Honduras Remittance Volume Growth


14.7%
12.4%
9.3%
7.0%
5.5%
4.8%
$325
$252
$195
$444
$403
$188
93%
7%
86%
14%
67%
33%
73%
27%
55%
45%
51%
49%
2014
2015
2016
2017
2018
YTD 2019

Volume Growth captured by Intermex | Volume Growth captured by Others | Intermex Market Share

- Intermex incurred solid growth to El Salvador despite the El Salvador market growing at 1.6% (-0.3% excluding Intermex transactions)
- Intermex continues strong growth to Honduras growing at 33.6% vs the market growth of 10.9%

Source: Banco Central de Reserva de El Salvador, Banco Central de Honduras, World Bank US outbound volumes and Intermex company data

10

intermex INTERNATIONAL MONEY EXPRESS

Incremental Growth

New markets and value-add customer services are long-term growth opportunities

- Africa inbound – 1Q19 launch
  - Africa's total addressable market could be similar to Guatemala in terms of remittance volume
    - First wire completed January 10th, 2019
- Canada outbound – 3Q19 launch
  - Canada's total addressable market could be similar to Texas in terms of remittance volume
    - First wire completed July 9th, 2019
- White label processing
  - Live with first partner and in market with additional opportunities for 2H19

We believe these opportunities should contribute to Revenue and Adjusted EBITDA in 2020 and beyond

11

intermex INTERNATIONAL MONEY EXPRESS

Reiterating 2019 Financial Guidance  A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.   $320-$330 million Revenue  $54-$58 million Adjusted EBITDA(1)

 Appendix

 Consolidated Balance Sheets

 Consolidated Statements of Operations

 Net Income to Adj. Net Income Reconciliation

 Net Income to Adj. EBITDA Reconciliation